Exhibit (a)(3)

TRUST INSTRUMENT

NEUBERGER BERMAN EQUITY FUNDS

SCHEDULE A

INVESTOR CLASS

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

TRUST CLASS

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

ADVISOR CLASS

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Select Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

INSTITUTIONAL CLASS

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

Neuberger Berman U.S. Equity Impact Fund

CLASS A

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

Neuberger Berman U.S. Equity Impact Fund

CLASS C

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

Neuberger Berman U.S. Equity Impact Fund

CLASS R2

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

CLASS R3

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

CLASS R6

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

CLASS T

Neuberger Berman Dividend Growth Fund

Neuberger Berman Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund

Neuberger Berman Focus Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman International Select Fund

Neuberger Berman International Small Cap Fund

Neuberger Berman Intrinsic Value Fund

Neuberger Berman Large Cap Growth Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Small Cap Growth Fund

Neuberger Berman Sustainable Equity Fund

CLASS E

Neuberger Berman Equity Income Fund

Neuberger Berman Genesis Fund

Neuberger Berman International Equity Fund

Neuberger Berman Large Cap Value Fund

Neuberger Berman Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund

Neuberger Berman Sustainable Equity Fund

Dated: October 13, 2023

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